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                                                                    EXHIBIT 12.3

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

         In connection with the accompanying Annual Report of DF China Technology, Inc. (the "Company") on Form 20-F for the period ended March 31, 2003 (the "Report"), I, ZHU Xiaojun, Chief Financial Officer of the Company, hereby certify that to my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m or
Section 78o(d)); and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 15, 2003

                                         /s/ ZHA XIAOJUN
                                         ---------------------------------------
                                         ZHU Xiaojun
                                         Chief Financial Officer

         The above certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) and is not being filed as part of the Form 20-F or as a separate disclosure document.

                                                                    Exhibit 12.3
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